Exhibit 99.2

MARTEN TRANSPORT, LTD. Q3 2026 OPERATING & FINANCIAL RESULTS


MARTEN

MARTEN
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MARTEN
80 years OF EXCELLENCE
1946 – 2026

Diversity of Services

Marten Transport is a multifaceted business offering a network of refrigerated and dry truck-based transportation and distribution capabilities across our distinct business platforms

TRUCKLOAD

53% of Revenue

67% temp | 33% dry
Regional temp, dry & OTR operating from 14 regional service centers

DEDICATED

30% of Revenue

53% customer-owned trailers | 23% temp | 24% dry
Customized solutions utilizing temp, dry & specialized equipment

BROKERAGE

17% of Revenue

68% temp | 32% dry
Surge flexibility for customers' needs beyond Marten's assets with new specialized solutions including flatbed, high-value and hazmat

MEXICO

Door-to-door between Mexico and the U.S. through our network of trusted partner carriers, with border crossing in Laredo, TX and Otay Mesa, CA

MARTEN
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Our Mission

At Marten Transport, our mission is to be an international leader in transportation and logistics. Through the development of our people, innovation and commitment to excellence, we will exceed our customers' expectations and provide superior returns to our stockholders. We are committed to operating in an environmentally friendly and safe manner.



MARTEN
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Q3 2026 Summary and Outlook

The truckload freight market has sharply tightened since earlier this year as renewed and enhanced enforcement of federal and state law is removing a meaningful amount of noncompliant and unqualified driver capacity from the marketplace. We are securing higher pricing from our customers for our premium services while enhancing freight quality across our network within these early stages of the freight market upcycle. Our Truckload average rate per total mile, net of fuel surcharges, increased 14.1% over the third quarter of 2025.

Despite these positive trends, our earnings were negatively affected by unusually high net fuel and health insurance costs. Relative to our average quarterly levels during the first half of the year, net fuel increased by $3.5 million and health insurance, within salaries, wages and benefits, increased by $2.0 million in the third quarter. Over the same period, the increase in our rate of driver pay negatively impacted results by $1.0 million, while a larger gain on sale of revenue equipment provided a $1.5 million benefit. Collectively, these factors reduced our third quarter net income by $3.7 million, or 4.5 cents per share.

We are focused on mitigating the impact of the recent rise in diesel fuel prices to record levels through disciplined fuel expense and fuel surcharge management initiatives. The margin pressure results primarily from the timing lag inherent in truckload industry fuel surcharge programs relative to rapidly rising diesel fuel costs, as well as higher fuel consumption associated with our temperature-controlled operations.

As we continue through our 80th year, our priorities remain unchanged: delivering safe, premium service, driving operating efficiencies through data and technology, and maintaining rigorous cost discipline. Our strong, debt-free balance sheet provides the financial flexibility to continue investing in our technology and modern fleet, while positioning the Company to capitalize on attractive opportunities for profitable organic growth.

MARTEN
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Operating Results

Pre-Recession Operating Results

- **2018-2022** Set the then-current record for highest annual operating revenue and operating income
- **2020-2022** Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Multifaceted Business Model

- Value is highlighted by operating results for dedicated and brokerage

Marten's Continued Focus

- Capitalize on profitable organic growth across our business platforms
- Continuous investment in safety
- Culture to drive continuous improvement
- Fair compensation for our services

Operating Results Comparison – Percentage Change vs. Same Period of Prior Year

	Q3 '26 vs '25	Q2 '26 vs '25	Q1 '26 vs '25	'25 vs '24	'24 vs '23	'23 vs '22	'22 vs '21	'21 vs '20	'20 vs '19	'19 vs '18
Operating Revenue	1.3%	(2.8)%	(8.8)%	(8.3)%	(14.8)%	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating Revenue (net of fuel surcharges)	(5.0)%	(9.1)%	(9.5)%	(7.3)%	(13.6)%	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating Income	11.9%	(29.0)%	(72.8)%	(31.0)%	(63.1)%	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net Income	30.7%	(25.7)%	(68.1)%	(35.2)%	(61.7)%	(36.2)%	29.2%	22.9%	13.8%	11.0%

MARTEN
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Rates and Utilization Since 2023

The freight market has sharply tightened in recent months with truckload rates increasing significantly


Truckload Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
24,000
23,500
23,000
22,500
22,000
21,500
21,000
20,500
$5,000
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
RPTM
Utilization
Rev/Tractor


Dedicated Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.60
$2.55
$2.50
$2.45
$2.40
$2.35
$2.30
$2.25
$2.20
22,000
21,500
21,000
20,500
20,000
19,500
19,000
18,500
$4,050
$4,000
$3,950
$3,900
$3,850
$3,800
$3,750
$3,700
$3,650
$3,600
$3,550
$3,500
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
RPTM
Utilization
Rev/Tractor

- Freight rates and revenue per tractor declined significantly from 2023 through 2025—during a period of elevated cost inflation that would typically be passed through
- Improved utilization has partially offset this impact, driven by continued efficiency gains and the addition of new customer business


New Codes
New Customers
500
400
300
200
100
0
207
98
223
107
224
71
388
98
212
95
2022
2023
2024
2025
Q3 YTD 2026

MARTEN
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Operational Footprint

Regional in Structure · National in Scope · International in Reach



Wilsonville, OR
Mondovi, WI
Carlisle, PA
Zionsville, IN
Jurupa Valley, CA
Edwardsville, KS
Colonial Heights, VA
Memphis, TN
Phoenix, AZ
Otay Mesa, CA
Tucker, GA
De Soto, TX
Tampa, FL
Laredo, TX

> Transformation is a process, not an event.
> - John P. Kotter, *Leading Change*

- Corporate Office
- Regional Operating Centers
- Sustainable Solar Power in each of our Facilities

MARTEN
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Dedicated Operations

Our dedicated operations significantly contributed to our total operating income in 2024 through Q3 YTD '26

Dedicated Operating Revenue
(excluding fuel surcharges)
In millions



$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26
Q2 '25
Q2 '26
Q3 '25
Q3 '26

Dedicated Operating Income
In thousands



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26

Rise Baking
Asset Carrier of the Year | 2023-2025

Chemours
Carrier of the Year | 2020-2023

Coca Cola Midwest
Dedicated Carrier of the Year | 2025

MARTEN
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Brokerage Operations

Our brokerage operations significantly contributed to our total operating income in 2024 through Q3 YTD '26



Brokerage Operating Revenue
in millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26
Q2 '25
Q2 '26
Q3 '25
Q3 '26



Brokerage Operating Income
in thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26

MARTEN
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MRTN de Mexico

- Cross Border market yield is improving and growth resumed during Q2 and Q3 '26
- Have minimized the impact of the freight market recession -- $53.3 million operating revenue for 2025 vs. $62.9 million for 2024, and $31.2 million for Q3 YTD '26 vs. $41.3 million for Q3 YTD '25 (excluding fuel surcharges)
- Tight market supply aided by stricter standards for non-domiciled commercial driver's licenses and increased enforcement of English Language Proficiency and B-1 visa compliance has positively affected the MRTN de Mexico network after considerable negative impact of the freight market recession
- Trade between U.S. and Mexico is likely to remain stable as tariffs remain very low or zero under the USMCA


MRTN de Mexico Consolidated
Operating Revenue per Shipment
(excluding fuel surcharges)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26


MRTN de Mexico Consolidated
Operating Revenue
(excluding fuel surcharges)
in thousands
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26



MARTEN
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Investing in Growth & Safety

Investments For a Safe Future

- Added Equipment Safety
  - Collision Avoidance
  - Blind Spot Detection
  - Lane Departure Alerts
  - Side Camera Visibility
- Platform Science
- Smart Drive

20% Tractor Cost Increase 2026 vs. 2021

25% Reefer Trailer Cost Increase 2026 vs. 2021

>1,000 *Million Mile Safe Drivers*

TCA Truckload Carriers Association FLEET SAFETY Awards

Truckers Against Trafficking
Marten Transport Copper Level Sponsor

Net Capital Expenditures
In millions



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$152.1
$42.8*
$60
'20
'21
'22
'23
'24
'25
'26 Est.

*Reflects the sale of our intermodal assets

MARTEN Expect the Best!

Solar Advantage

Our first solar project was completed in 2018. Since then, we've completed 18 additional solar installations at Marten facilities across our national network. Today, every tractor and refrigeration unit is equipped with solar power.



3 million kWh
of generation and offset each year

2,125 metric tons*
of CO_2 offset each year

400 Homes*
This kWh is equivalent to enough energy to power over 400 homes with electricity for each year

2,500 Acres*
The carbon sequestration from this much clean energy offset each year is equivalent to the impact of over 2,500 acres of forest

*Based on standard EPA (*United States Environmental Protection Agency*) carbon offset calculation

MARTEN
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Steadfast Commitment

Let's Talk **Green**

Our journey spans from innovative solutions to sustainable milestones, ensuring a greener future in every mile

DECADES OF SUSTAINABLE PROGRESS

- Equipment Modernization Initiatives
- Temp-Controlled Efficiency Initiatives
- Solar Energy across Facilities and Fleet



COMMITTED
ecovadis
Sustainability Rating
Registration Document
SmartWay Transport Partnership
The U.S. Environmental Protection Agency recognizes
Marten Transport LTD
As a Registered
SmartWay Transport Partner
Sam Waltzer
Director, SmartWay Transport Partnership
AN INBOUND LOGISTICS
GREEN
SUPPLY CHAIN
PARTNER
2 0 2 5
GHG SCOPE 1 & 2
FOOTPRINT
SUPPLIER LEADERSHIP ON CLIMATE TRANSITION
GHG SCOPE 3
FOOTPRINT
SUPPLIER LEADERSHIP ON CLIMATE TRANSITION

MARTEN
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Platform Science

Platform Science is the in-cab technology platform that supports safe driving, regulatory compliance and real-time visibility across our fleet



Workflow
Drivewyze
HOS
LinkeDrive
Vector
Trimble Maps
SAMSUNG

How it supports safety:

All Fleet Apps in ONE Place on ONE Device
Safer for drivers

Compliance
Assists in compliance with state and federal HOS regulations

Productivity
More done in less time with driver workflows in their daily operations

Navigation
Smart navigation choosing tractor-safe routes which improves safety and on-time performance

Data
Real-time telematics. Unifies the tractor and the device's information in one place and reports the data back

100% of drivers equipped with Platform Science technology

MARTEN
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SmartDrive System

SmartDrive is our video-based safety system that helps prevent accidents through early risk detection, driver coaching and continuous improvement



How it supports safety:

Camera Technology
Forward-facing camera technology focused on driver behavior

Coaching & Corrective Action
SmartDrive cameras use an AI program to detect 40 types of unsafe driving events and send each event to our managers to coach or take corrective action using our conservative enforcement standards

Progress Monitoring
Shows each driver's trends

Improved Bottom Line
Lower operating costs and idling expense with insight and analytics

100% of drivers equipped with SmartDrive system

MARTEN
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Side Camera Program

A recent technology enhancement, side camera systems provide full visibility around the vehicle—including blind spots—supporting safer maneuvers and reducing accident risk and liability exposure




MARTEN

How it supports safety:

Eliminates blind spots

Improves lane changes and merging

Reduces risk of visibility-related accidents

1,661 tractors with cameras currently installed

MARTEN
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Operating Revenue



Operating Revenue
(excluding fuel surcharges)
In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '25 Q1 '26 Q2 '25 Q2 '26 Q3 '25 Q3 '26

12th
2022 **12th** straight year of highest operating revenue (excluding fuel surcharges)

223
2023 shipper codes increased by **223** with **107** new customers to Marten

224
2024 shipper codes increased by **224** with **71** new customers to Marten

388
2025 shipper codes increased by **388** with **98** new customers to Marten

212
Q3 YTD '26 shipper codes increased by **212** with **95** new customers to Marten

MARTEN
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Operating Income

Between 2018 and 2022, we generated our highest operating income in our history each year



Operating Income
in millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26
Q2 '25
Q2 '26
Q3 '25
Q3 '26

MARTEN
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Operating Ratio, net of Fuel Surcharges

From 2020 through 2022, we achieved our then-best ratio for any year since becoming public in 1986



Operating Ratio
Net of Fuel Surcharges
100%
99%
98%
97%
96%
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '25 Q1 '26 Q2 '25 Q2 '26 Q3 '25 Q3 '26

We expect to make significant improvements to our profitability as the freight market continues to improve

MARTEN
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Diluted EPS[1]


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
(2)
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '25 Q1 '26 Q2 '25 Q2 '26 Q3 '25 Q3 '26

NO DEBT

- We have not had any debt since 2017

DIVIDEND

- Current $0.06 per share -- approx. 1.9% yield
- 65 consecutive quarterly payments since initiated in 2010
- $285.9 million paid, including $134.9 million in special dividends

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

Industry Recognition

CHEMOURS NORTH AMERICAN PLATINUM/GOLD CARRIER OF THE YEAR 2020-2023

JOHNSONVILLE SAUSAGE NATIONAL CARRIER OF THE YEAR 2021-2023

ABBOTT NUTRITION CARRIER OF THE YEAR 2022 & 2023

NESTLE RESPONSIBLE SOURCING STANDARD COMPLIANCE 2023

US COLD NATIONAL CARRIER OF THE YEAR 2023-2025

RISE BAKING ASSET CARRIER OF THE YEAR 2023 - 2025

NIAGARA BOTTLING SOUTH ATLANTIC REGIONAL CARRIER OF THE YEAR 2024

GEODIS CARRIER OF THE YEAR 2024

COCA COLA MIDWEST DEDICATED CARRIER OF THE YEAR 2025

EXCELLENCE isn't just a goal it's a standard

We are proud to be certified by the Truckload Carriers Association (TCA) as a **2025 & 2026 TCA Elite Fleet – Best Place to Drive**, recognizing carriers that deliver exceptional driver environments, competitive pay and innovative driver-support practices

TCA Truckload Carriers Association Fleet Safety Awards

TCA Elite Fleet 2025 Best Place to Drive

TCA Elite Fleet 2026 Best Place to Drive

Top 100 Trucker 2025

Forbes 2023 America's Best Small Companies

Women in Trucking 2026 Top Company for Women to Work

MARTEN

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Culture for Excellence

Invested in our **PEOPLE**, Marten is dedicated to employee development and promoting from within

Marten's nationwide operational network, proprietary information systems and disciplined culture deliver reliable operating performance for our **CUSTOMERS**

Marten cultivates **INNOVATIVE** solutions with willingness to challenge conventional wisdom

Our **SUSTAINABILITY** efforts are paving the way for an eco-friendly transportation industry

EXCELLENCE isn't just a goal; it's a standard, and our employees continuously meet that standard through their hard work, skill and dedication

SAFETY is always at our core



MARTEN
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Resilient Outlook in Breakout Freight Market

- We are seeing increased customer interest in securing dedicated and truckload capacity.

- The outlook for our dry van division remains strong, supported by a significantly larger market, with approximately eight dry van loads for every refrigerated load. At the same time, our refrigerated business—the foundation of our company—will continue to deliver innovative solutions to both existing and new customers.

- We are encouraged by our ability to improve rates, utilization and revenue per tractor which will drive earnings growth.

- Our brokerage division has effectively capitalized on market opportunities in each of our service areas.



MARTEN
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THANK YOU
THANK YOU
THANK YOU

MARTEN
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